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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
        Date of Report (Date of Earliest Event Reported): April 13, 1998
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                          e.spire Communications, Inc.
                          ----------------------------
          (formerly known as American Communications Services, Inc.)
             (Exact name of registrant as specified in its charter)


State of Delaware                       0-25314               52-1947746
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(State or other jurisdiction of       (Commission          (I.R.S. Employer
incorporation or organization)         File No.)           Identification No.)


133 National Business Parkway, Suite 200
Annapolis Junction, Maryland                                      20701
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(Address of Principal Executive                                 (Zip Code)
Offices)

(301) 361-4200
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(Registrant's telephone number,
including area code)
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Item 5.           Other Events.

        On April 13, 1998, the registrant, formerly known as American Communications Services, Inc. filed a Certificate of Ownership and Merger with the Secretary of State of Delaware, merging e.spire Communications, Inc., a wholly-owned subsidiary, into the registrant, in accordance with the provisions of Sections 103 and 253 of the General Corporation Law of the State of Delaware (the "Merger"). At the effective time of the Merger, the name of the surviving corporation was changed to e.spire Communications, Inc.

        Effective April 6, 1998, the registrant changed the address of its principal executive offices to 133 National Business Parkway, Suite 200, Annapolis Junction, MD 20701.

        Effective April 15, 1998 the registrant's new Nasdaq trading symbol for its common stock will be ESPI.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    e.spire Communications, Inc.
                                    By


Date:  April 14, 1998               /s/ Riley M. Murphy
                                    ------------------------------------------
                                    Riley M. Murphy, Executive Vice President
                                    Legal and Regulatory Affairs and Secretary


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